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                              SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C. 20549

                                           FORM 8-K

                                        CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of the
                               Securities Exchange Act, of 1934


Date of Report (Date of earliest event reported) February 27, 2003

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller under a Pooling and Servicing Agreement, dated as of February 1, 2003, providing for, inter alia, the issuance of Mortgage Asset Backed Pass-Through Certificates, Series 2003-RS1)


                   Residential Asset Mortgage Products, Inc.
                   -----------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                               333-86786               41-1955181
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(State or Other Jurisdiction of    (Commission File         (I.R.S. Employer
Incorporation)                          Number)           Identification No.)

8400 Normandale Lake Blvd.                                     55437
                                                               -----
Suite 250                                                    (Zip Code)
Minneapolis, Minnesota
(Address of Principal Executive Offices)


Registrant's telephone number, including area code, is (952) 857-7000


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Item 7.      Financial Statements Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:

     10.1 Pooling and Servicing Agreement, dated as of February 1, 2003 among Residential Asset Mortgage Products, Inc., as seller, Residential Funding Corporation, as master servicer and JPMorgan Chase Bank, as trustee.

                                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.


                                            By:    /s/Michael Mead
                                            Name:  Michael Mead
                                            Title: Vice President

Dated: March 14, 2003